This presentation contains forward-looking statements, including, in particular, statements about
 Interface’s plans, strategies and prospects. These are based on the Company’s current assumptions, expectations and projections about future events.
Although Interface believes that the expectations reflected in these forward-looking statements are reasonable, the Company can give no assurance that these expectations will prove to be correct or that savings or other benefits anticipated in the forward-looking statements will be achieved. Important factors, some of which may be beyond the Company’s control, that could cause actual results to differ materially from management’s expectations are discussed under the heading “Risk Factors” included in Item 1A of the Company’s most recent Annual Report on Form 10-K, filed with the Securities and
 Exchange Commission, which discussion is hereby incorporated by reference. Forward-looking statements speak only as of the date made. The Company assumes no responsibility to update or revise forward-looking statements and cautions listeners and conference attendees not to place undue reliance on any such statements.
Forward Looking Statements

Daniel Hendrix
▪ President and Chief Executive Officer
Patrick Lynch
▪ Senior Vice President and Chief Financial Officer
Presenters

Positioning Interface for the Long-Term
▪ Interface is leading the secular shift to modular carpet as it moves from a niche to a category.
▪ Interface is the largest and only global manufacturer of modular carpet with a presence on four continents.
▪ Interface has a segmented sales portfolio with the non-office market representing
 40% of the overall business.
▪ Interface is the recognized leader in sustainability - the marketplace is rewarding our leading position.
▪ Interface’s global sales and marketing capabilities have created significant growth in emerging markets such as India, China, Eastern Europe, Middle East, Africa and South
 America - 50% of sales are generated outside the U.S.

Current Realities
▪ Our operating structure was built for a $1 billion+ revenue base, which has been right-
 sized to meet current demand through our recent restructuring plans.
▪ A secular shift to carpet tile in the commercial markets coupled with emerging geographic regions represents a partial hedge against the declining office market.
▪ Our philosophy is to take market share from our competitors with our global platform through better selling efforts, innovative products, pioneering designs and leadership in sustainability.
▪ Raw material pricing should decline due to lower demand and low commodity input costs, which will help offset margin erosion due to underabsorption.
▪ There will be consolidation in our industry, particularly in the United States and Europe due to the severity of this downturn and the undercapitalized nature of the industry.
▪ The survivors of this downturn will have significant growth opportunities on the backside of the recovery.

Interface Brands - Most Recognized in the Industry

Profitability Protection
First Mover in Sustainability
Rapid Innovation, Leading Brands and Designs
Global Make-to-Order Manufacturing and Local Distribution
Focus on the
Modular Core
Invest in the
Growth of
Emerging
Markets
Grow a
Residential
Brand
Lead the Secular
Shift through
Segmentation
Growth Drivers
Interface Growth Platforms and Value Drivers

4
1
2
3
5
6
7
MODULAR carpet means NO
glue, NO pad
MODULAR lowers the cost of
change
MODULAR produces less waste
MODULAR means faster and
more profitable installations for
contractor
MODULAR is easier to
reconfigure and maintain
MODULAR means creative
design freedom
MODULAR is easily recycled and
repurposed
Modular Carpet is Becoming the Category for
Commercial Flooring - Secular Shift
Modular Core

Modular Carpet Now Represents 91% of Interface
Divested
Raised
Access
Flooring
Divested
European
Fabrics
Divested
N. American
Fabrics
Divested
European
Broadloom
Divested
Installation &
Maintenance
Sales by Business Type
Divested
Vinyl
Matting
Modular Core

98% Commercial
2% Residential
70% Corporate Office
30% Non-Corporate Office
90% Refurbishment
10% New Construction
95% Commercial
5% Residential
60% Corporate Office
40% Non-Corporate Office
90% Refurbishment
10% New Construction
Modular Core
Over the Past Five Years, Interface Has Focused
on its Core Modular Business

Source: Invista, Carpet and Rug Institute, Catalina Research Inc., U.S. Flooring Forecast and management estimates
▪ Preferred interior design element
▪ “Becoming the Flooring of Choice”
▪ Random products merge design with
 function
▪ Sustainability drives recycled and
 repurposed products
▪ Stressed the functionality
 of modular carpet
▪ Exploited the benefits of
 modular vs. broadloom
▪ Limited application and
 design
▪ Open office plans emerge
Pioneering Stage
Functionality Stage
Secular Shift
2008 Total U.S. Specified
Commercial Carpet Market = $3.0B
▪ Celebrating the square
▪ Sustainability is introduced
▪ Pattern by tile
Liberation of Design
2020P Total U.S. Specified
Commercial Carpet Market = $3.8B
2.0%
CAGR
2008
34% Penetration
2020P
60% Penetration
U.S. Modular Carpet Sales
Specified Commercial Market
($ in millions)
What if modular
carpet reached
60% market
share of the
commercial
market by 2020?
Modular Core
2004
26% Penetration
Functionality and Design Create a Secular Shift
From a Niche to a Category

Source: 2007 Floor Focus Magazine.
U.S. Floorcovering Opportunity
2008 Specified Commercial Market
$1B
50%
26%
Carpet
Tile
Penetration
$2B
U.S. Commercial Market Opportunity
$3B
34%
Carpet
Tile
Penetration
Carpet Tile
Other Floor Coverings
($ in Billions)
Floor Focus Top 250 Design Survey 2008:
Hot Products
Modular Core
Source: Invista, Carpet and Rug Institute, Catalina Research Inc., U.S. Flooring Forecast and management estimates

Carpet Tile Penetration of the European Contract Soft Flooring Market
There is significant opportunity for growth as Interface continues to penetrate major markets across
Europe
~26% Penetration
of the European
Commercial Market
Note: WEUR = BEN and UK/Ireland; CEUR includes Germany; SEUR includes France
Source: BMW Associates and management estimates
German market poised for
considerable carpet tile
expansion
European Market Opportunity
36%
9%
34%
33%
22%
(millions of square meters)
Modular Core
(millions of square meters)
German Market

Carpet Tile Penetration of the Asia-Pacific Commercial Carpet Market
Strong penetration of Chinese and Japanese markets with significant opportunity for growth in other major
Asian and Australian markets
~34% Penetration
of the Asia-Pacific
Commercial Market
(excluding Japan)
Source: BMW Associates and management estimates
Asia-Pacific Market Opportunity
(millions of square meters)
25%
40%
25%
39%
70%
26%
24%
Modular Core
Only 15% penetration of
Specified Commercial
Carpet Market in China

Corporate
Office
Government
Religious
Establishments
Hospitals
Medical Office
Buildings
Hotels/Resorts
Casinos
Stores
Malls
K-12
Colleges &
Universities
Assisted
Living
Boutique
Turnkey
Solutions
Segmented Market Approach
Institutional
Healthcare
Hospitality
Retail
Education
Commercial Segmentation
Financial
Service
Fortune 1000
Main
Street
Segmentation

Sales from Mature Corporate Office Market
Strong Growth from Non-Corporate Segments
11%
Growth
(Education, Government, Healthcare, Hospitality, Retail)
16%
Growth
12%
Growth
Sales from Non-Corporate Office Market
15%
Growth
20%
Growth
6%
Decline
Segmentation

Corporate Office Segment
Segmentation

Retail
Segmentation

U.S. Commercial Market Sentiment
Segmentation
Retail
Bearish
Neutral
Bullish
Architect and Designer Sentiment of the U.S. Commercial Market
Source: DesignIntelligence
Corporate Office = 46%
of Interface Americas
Modular Business
Non-Corporate Office = 54%
of Interface Americas
Modular Business
Americas Modular
Corporate Office:
(9%) decline
year-over-year
Americas Modular
Retail:
6% growth
year-over-year

Higher Education
K-12 Education
Education
Segmentation

U.S. Commercial Market Sentiment
Segmentation
K-12 Education
Architect and Designer Sentiment of the U.S. Commercial Market
Source: DesignIntelligence
Americas Modular
Education:
25% growth
year-over-year
Bearish
Neutral
Bullish

Hospitality - Interface Hospitality Installations
Segmentation

Hospitality
Segmentation

Healthcare
Segmentation

U.S. Commercial Market Sentiment
Segmentation
Hospitality
Architect and Designer Sentiment of the U.S. Commercial Market
Source: DesignIntelligence
Americas Modular
Healthcare:
9% growth
year-over-year
Americas Modular
Hospitality:
22% growth
year-over-year
Bearish
Neutral
Bullish

Public Spaces
Library
Government
Segmentation

	Government	Education	Hotels	Retail	Healthcare	Total
UK	1.7	9.6				11.3
France	1.1	1.6	1.4			4.2
Holland	1.2	0.7			0.6	2.5
Spain	.8	0.3	1.3			2.4
Poland	1.5	2.3	0.3			4.1
Ireland	0.1	0.2	0.2			0.4
Total	6.5	14.5	3.1		0.6	24.8
Europe Segmentation Strategy
Segmentation
(million square meters)
A segment potential of 25M sqm or $470M in our target markets

Successfully Penetrating Emerging Markets
Sales from Emerging Markets
Emerging Market Opportunities
Emerging
Markets
(Latin America, South America, Eastern Europe, China,
India, Middle East and Africa)
Emerging Markets represent a
significant growth opportunity
Emerging Markets
31%
Growth
38%
Growth
10%
Growth

Carpet Tile
<1%
FLOR Sales by Channel
FLOR is Creating a Category
“Modular Carpet for the Home”
↑
44%
↑ 4%
↑
39%
Carpet Tile Penetration of the $11B
U.S. Residential Floorcovering Market
↑ 121%
↑  Online Sales
 Y-o-Y Growth
Residential
Opportunity
Area Rugs
41%
Other
Floorcoverings
58%
Orders up 15% y-o-y
in the first
8 weeks of 2009

FLOR is Expanding its Retail Presence
Residential
Opportunity

Modular Goes in the Home
Residential
Opportunity

Global Manufacturing Capabilities and Local
Distribution
N. Ireland
Picton,
Australia
Manufacturing Facility
LaGrange,
Georgia
Americas
55% of Sales
50% of Production
Europe
34% of Sales
34% of Production
Asia-Pacific
11% of Sales
16% of Production
Note: Figures represent FYE 2008
Global Make-to-Order
Value Drivers

1. Increases speed to market
2. Promotes innovation
3. Offers unique custom product
 capabilities
4. Supports a constant flow of new
 products
5. Offers sales force the opportunity to
 visit the customer with new products
6. Decreases lead time to customers
7. Increases inventory turns
The Made-to-Order ADVANTAGE
Interface Modular Businesses
Percentage Make-to-Order
Interface is the ONLY company with a “make-to-order” approach to the market
75% TARGET Level
Strong Competitive Advantage Through Make-to-
Order Philosophy
Note: Figures represent FYE 2008
Global Make-to-Order
Value Drivers

Interface Innovation
 1. INVENTED carpet tile in Europe (1950s) and PIONEERED the modular concept
 In the U.S. (1970s)
 2. FIRST to move away from the monolithic broadloom look for carpet tile
 3. FIRST to introduce a make-to-order offering
 4. FIRST in the industry to recognize the importance of sustainability
 5. FIRST to introduce 100% post-consumer recycled backing
 6. FIRST to introduce “random” modular products with the i2 collection
 7. EARLY adopter in the residential market
 8. FIRST to introduce a “glueless” installation - TacTiles
 9. FIRST to introduce post-consumer recycled content face yarns
 10. FIRST to introduce moisture vapor barrier
Interface Leads with INNOVATION
Value Drivers
Innovation & Design

TacTiles Sales Exceed $2 Million as We Drive
“Glueless” Installation
Value Drivers
Innovation & Design
($ in mms)
Sales of TacTiles*
* Includes TacTiles and TacTiles dispensers
$0.2
$1.2
$2.1
TacTiles have led to
the development of
Moisture Guard 2.0
moisture vapor barrier

Market Leader in Product DESIGN and FASHION
Value Drivers
Innovation & Design

Brands that Deliver Our Promise of High End
Functionality, Quality and Design
Source: 2008 Floor Focus Magazine (U.S. Market)
Interface Rated the “Best
Overall Business
Experience” for the 5th
Year in a Row
Favorite Carpet Manufacturers
Service
Quality
Design
Performance
Value
Value Drivers
Innovation & Design

Interface Continues to be Recognized as the
Leader in Sustainability
Sustainability
2007 Globescan Survey
Floor Focus Green Leaders 2008
Source: 2008 Floor Focus Magazine (U.S. Market)
▪ Employee programs
▪ NGO partnerships
▪ Policy working groups
▪ Standards development groups
Interface received
“Green Kudos”
for closed loop processes
and recycled content
Value Drivers
Stakeholder Engagement
MissonZero.org

Interface Continues to be Recognized as the Leader in
Sustainability
Sustainability
Value Drivers
Total Energy Use at Carpet Manufacturing Facilities
(Btus per square yard)
Energy from Renewable Resources at Carpet Manufacturing
Facilities (percent of total energy use)
▪ Product/Process Innovation:
 – Random Carpet Tile Patent
 – TacTiles
 – Cool Blue (100% Recycled Backing)
 – Cool Carpet (Climate Neutral)
 – Landfill Gas Project
 – LEED innovation credits
 – ReEntry Process (post-consumer content recycled face
 yarn)
▪ The Federal Stimulus bill will provide potential opportunities for funding of corporate research and development
 incentives for projects focused on renewable energy and
 carbon reductions
Sustainability-Focused Innovation

ReEntry and Cool Blue
ReEntry
Cool Blue
Sustainability
Value Drivers

Right-sizing our Business
Profitability
Value Drivers
Interface Headcount
↓ 530
Employees
↓ 290
Employees
Cost Savings Initiatives
↓ 35%
↓ 10%

Interface, Inc. Financials

Net Sales and Operating Income
(Continuing Operations)*
* See page 49 for a reconciliation of Operating Income from Continuing Operations
Consolidated Financial Results
($ in millions)
Operating Income
Net Sales

Fiscal Year Performance
FYE Results
* See page 49 for a reconciliation of EBITDA and EBIT and Diluted EPS from Continuing Operations

Net Sales
Gross Profit and
Gross Profit % of Net Sales
Net Sales
Gross Profit
Gross Profit % of Net Sales
Interface Financial Results From Continuing Operations

SG&A Expense and
SG&A % of Net Sales
Operating Income and
Operating Income % of Net Sales*
SG&A Expense
SG&A % of Net Sales
Reported Operating Income
Restructuring Charges
Loss on Disposal ($1.9m)
Operating Income % of Net Sales
Goodwill Impairment
Decline in Insurance Value ($2.8m)
* See page 49 for a reconciliation of Operating Income from Continuing Operations
Interface Financial Results From Continuing Operations

Diluted Earnings Per Share (Continuing Operations)
* See page 49 for a reconciliation of Diluted EPS from Continuing Operations
Interface Financial Results From Continuing Operations

Key Credit Statistics (2007 data excludes the Fabrics Division)
Net Debt/ EBITDA*
Ending Cash Balance
Net Debt*
NOTE: Net Debt Excludes Securitization of $30M to $50M in 2003
* See page 49 for a reconciliation of Net Debt and EBITDA

Appendix: Reconciliation of Non-GAAP Financial Measures
Net Debt (pg. 48)
Operating Income from continuing operations (EBIT) (pg. 43, 44 and 46)
EBITDA (pg. 44 and 48)
EPS (pg.44 & 47)